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            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

                               VARIABLE ACCOUNT A
                                Supplement to the
                   ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY
               ALLIANCEBERNSTEIN OVATION ADVISOR VARIABLE ANNUITY
                 ALLIANCEBERNSTEIN OVATION PLUS VARIABLE ANNUITY
                                DATED MAY 3, 2004

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The sentence in parenthesis under the heading Separate Account Annual Expenses, on page 4 of the prospectus, is replaced with the following:

        "Separate Account Annual Expenses are deducted daily as a percentage of your average daily net asset value and the optional death benefit fees are deducted monthly as a percentage of your average daily net asset value."

The paragraph under the heading Insurance Charges, on page 13 of the prospectus, is replaced with the following:

        "Each day, we deduct insurance charges from your Contract Value. This is done as part of our calculation of the value of Accumulation Units during the accumulation phase and of Annuity Units during the income phase. The insurance charges are the mortality, expense risk and administrative charge."

The sentence under the heading Optional Death Benefit Charges, on page 13 of the prospectus, is replaced with the following:

        "The fee for the optional death benefit charges is deducted monthly as a percentage of your average daily net asset value"

Dated: August 2, 2004

                Please keep this Supplement with your Prospectus

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